UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 23, 2005
                          --------------------------

                        PSE&G TRANSITION FUNDING II LLC
            (Exact name of registrant as specified in its charter)

                          --------------------------

        Delaware                          333-127545          22-3672053
(State or other jurisdiction of    (Commission File Number)  (IRS Employer
       incorporation)                                       Identification No.)

                                 80 Park Plaza
                               Newark, NJ 07102
          (Address of principal executive offices including zip code)

                                 (973)430-7000
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
                          --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events.

          The Registrant registered issuances of BGS Transition Bonds on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-127545). Pursuant to this Registration Statement, the Registrant issued and sold $102,700,000 in aggregate principal amount of BGS Transition Bonds, Series 2005-1. The transaction was closed on September 23, 2005. In connection with this transaction, the Registrant entered into the material agreements, executed and filed hereto as exhibits.

Item 9.01.    Financial Statements and Exhibits.

          (c) Exhibits. A list of the exhibits filed herewith is attached hereto.




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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PSE&G TRANSITION FUNDING II LLC



                                           By:  /s/ James T. Foran
                                              ---------------------------------
                                              Name: James T. Foran
                                              Title: General Corporate Counsel

Dated:  October 6, 2005



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


                                 Exhibit Index
                                 -------------


Exhibit      Description
-------      -----------

1.1 Underwriting Agreement, dated as of September 9, 2005, among PSE&G, the Issuer and the Underwriters

4.1.1 Amended and Restated Limited Liability Company Agreement, dated September 23, 2005

4.3.1 Indenture, dated as of September 23, 2005, between the Issuer and the Trustee, including Master Definitions

4.3.2 Series Supplement, dated as of September 23, 2005, between the Issuer and the Trustee

10.1 Bondable Transition Property Sale Agreement, dated as of September 23, 2005, between PSE&G and the Issuer, including Master Definitions

10.2 Servicing Agreement, dated as of September 23, 2005, between PSE&G and the Issuer, including Servicing Procedures